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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 30, 2002

Longs Drug Stores Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-8978	68-0048627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
141 North Civic Drive, Walnut Creek, California		94596
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (925) 937-1170

Inapplicable
(Former name or former address if changed since last report)

Exhibit Index located on page 4

Item 5. Other Events

        On October 30, 2002, Warren F. Bryant was elected President and Chief Executive Officer and a director of Longs Drug Stores Corporation. A copy of the press release announcing this development is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (a)
    Not applicable

    (b)
    Not applicable

    (c)
    Exhibits

    The
    following exhibits are filed herewith:

    99.1
    Press Release dated October 30, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGS DRUG STORES CORPORATION
Dated: October 31, 2002	By:	/s/ STEVEN F. MCCANN Steven F. McCann
	Its:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 30, 2002.

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX